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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/19 - 6/30/19

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

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Item 1.                                 Report to Stockholders

August 8, 2019

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the period ended June 30, 2019. The Fund's net asset value (the "NAV") was $9.86 as of June 30th. The market price for the Fund's shares ended the period at $8.87, representing a market price discount of 10.0%. The Fund paid dividends totaling $0.275 per share from earnings during the six month period. The annualized dividend yield on a share of common stock purchased at the year-end 2018 price of $7.56 was 8.7%

As of June 30th, the Fund's outstanding borrowings through its credit facility (the "Facility") with the Bank of Nova Scotia was $91 million, unchanged from borrowings at year-end. The borrowings represented approximately 28.3% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility as of June 30th was 3.25%. While the market value-weighted average current yield of 6.91% on the Fund's portfolio remains attractive compared with the interest rate of 3.25% paid on the Facility, the yield spread has continued to narrow. As of June 30th, the yield spread between the cost of borrowing and the portfolio's market value-weighted average current yield was 3.66 percentage points, compared with 4.05 percentage points as of December 31st. The Fund's leverage contributed approximately 14% of the net income earned in the period, compared to 17% of the net income in 2018 and 20% of the net income earned in 2017.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested and operating expenses, among other factors. Leverage magnifies the effect of price movements on the Fund's net asset value per share. The Fund's leverage increases the Fund's total return in periods of positive high yield market performance. Of course, the opposite is true in an unfavorable high yield market.

	Total Returns for the Periods Ending June 30, 2019
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	11.63%	31.37%
New America High Income Fund (NAV and Dividends)*	10.73%	32.13%
Credit Suisse High Yield Index	7.12%	24.41%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

The high yield market returned almost 10% for the six months ended June 30th, the strongest start to the year since 2009, according to the Credit Suisse High Yield Index (the "Index"). U.S. Treasury yields fell as slowing economic growth and tariff concerns led to increasingly dovish signals from the Federal Reserve (the "Fed") and other developed market central banks. The benchmark U.S. 10 Year Treasury note's yield dropped from 2.7% to 2.0%, its lowest level since November 2016, and yields of other maturities also declined significantly. While the Fed left its short-term lending rate unchanged during the period, the central bank noted increased uncertainties around the economic outlook at its June meeting. Fed policymakers, who have been advocating a patient approach to interest rate adjustments, signaled a willingness to cut rates if necessary to sustain the expansion. Trade tensions with China and Mexico added confusion during the period. Tariffs on imports from Mexico were suspended and an announcement of a truce to temporarily prevent the imposition of further tariffs on Chinese goods eventually appeased the markets.

Amid mounting trade tensions, equity market losses, and commodities weakness in May, high yield bond prices fell, marking the only month of high yield market losses through the first half of the year. All industries posted gains except energy. Higher credit quality issues within the high yield sector outperformed due to the positive rate backdrop. The yield spread of the Index tightened by more than 120 basis points during the six month period ended June 30th, ending the period at 452 basis points over U.S. 10 Year Treasuries, with a yield-to-worst of 6.3%, which were lower than the twenty year averages of approximately 607 basis points and 8.9%, respectively.

Net investor cash inflows to the high yield market have occurred in every month, except May, of this year, after the high yield market experienced more than $45 billion in redemptions in 2018. Gross new issue activity increased from the first quarter to the second. Year-to-date gross new issue volume is up 11% from the same period in 2018 as issuers tap the high yield market again after elevated use of leveraged loan issuance the previous two years. The proceeds of most new issues were used to refinance existing debt to lower coupons and extend debt maturities, thereby strengthening issuers' balance sheets and lowering high yield market default expectations.

The J.P. Morgan par-weighted default rate tracked lower, ending June at approximately 1.5%, lower than the twenty year average of 3.1%. In the first six months of the year, 20 companies defaulted on $20.9 billion of debt. The energy sector has accounted for the highest percentage of high yield debt defaults year-to-date, affecting $5.8 billion of bonds and loans. Nonetheless, limited default activity suggests overall credit quality in the asset class remains healthy.

Strategy Review

The high yield bond asset class has produced only six calendar years of losses in the last 40 years, and has never had two consecutive negative years of performance. We believe returns in the second half of the year may not be as strong as the outsized gains in the first half. While valuations are attractive compared with many alternative fixed income sectors, they are not as compelling as they were at the start of the year. The portfolio's duration is shorter than that of the Index, consistent with a more defensive strategy.

The portfolio's investments in health care companies Avantor and Bausch Health were notable relative performance contributors. Avantor, a leading provider of product and service solutions to laboratory and production companies, has become one of our highest-conviction holdings. The company's recently completed initial public offering was supportive for the credit, as a large portion of the proceeds will be used to pay down Avantor's debt. The portfolio is invested in securities throughout Avantor's capital structure, including bonds and convertible preferred stock. Bausch Health is a global company that develops, manufactures and markets a broad range of pharmaceutical, medical device and over-the-counter products. Although it carries significant debt on its balance sheet, management has been making progress on reducing leverage. Moreover, we believe that the company's fundamentals are improving, as Bausch has a highly stable, growing business in contact lenses and ophthalmology.

Charter Communications a leading broadband communications company and the second-largest U.S. cable company, was a top relative performance contributor. Charter is a credit that has a combination of a relatively high interest rate and low default outlook and may be a candidate for further credit upgrades. The company posted solid results in the first quarter of 2019 as revenue increased year over year, capital expenditures declined, and its liquidity position remained strong. Netflix, another cable industry investment, also contributed to relative returns. With a growing content library, nearly unlimited shelf space, and an everyday low price, the company is almost single-handedly disrupting the traditional linear pay television ecosystem.

The energy sector continues to be a source of volatility as oil prices fluctuate based on geopolitical developments throughout the globe. The Fund is underweight the industry and invested in relatively high quality issuers. In addition, energy investments are focused on midstream companies due to their more defensive characteristics within the oil ecosystem. Targa Resources is a leading midstream company with a diverse and high-quality asset base. The company's growth strategy is focused on the best-in-class Permian Basin. The company's gathering and processing assets in the Permian Basin are well integrated with its Gulf Coast downstream assets. Commodity price exposure is low, and Targa's management maintains financial policies that should contribute to a stable credit profile.

Floating rate bank loans represent the largest off-Index allocation in the portfolio at 8.3% of assets at the end of June. The senior secured status and a low duration profile of bank loans have historically produced less volatile returns compared with high yield bonds. In the rising rate environment throughout 2017 and 2018, the floating rate feature of bank loans reset coupons higher as rates increased. The portfolio's allocation to bank loans peaked at 9.6% of portfolio assets in April 2019. However, these characteristics resulted in the Fund's bank loan investments underperforming high yield bonds in the strong high yield bond market of the first half of the year. Although the Fed appears to be moving to a more accommodative interest rate posture, removing the potential benefit of higher coupons, a 6% yield in senior secured debt offered by many bank loans appears to remain attractive.

Outlook

The macroeconomic backdrop is having a significant influence on market sentiment, while individual high yield company fundamentals remain largely solid. Slowing economic growth from the first quarter, the Fed's interest rate strategy, trade tensions, and the upcoming election have created a cloud of uncertainty that is likely to persist—particularly if the Fed remains on hold. Investors are eagerly anticipating an "insurance" rate cut that would support the performance of financial markets, but this may not occur. Nevertheless, the current environment is broadly supportive of fixed income strategies, as coupon payments provide a reliable income source that enhances the appeal of bonds amid turbulent market conditions.

The high yield asset class continues to demonstrate its resilience. After posting a loss in 2018, the high yield market began this year with its strongest quarterly performance in 10 years resulting in the Index's six-month return of 10%. Steady economic growth, albeit at a slower pace, creates a healthy environment for below investment-grade companies. Growth may be at a "sweet spot"—strong enough for businesses to grow and improve credit quality, but not so strong that the Fed aggressively raises interest rates. We believe default activity may remain low over the next 12 months. Renewed cash inflows in recognition of the attractive 6%—7% yield offered by the asset class are also market supportive.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2019 (Unaudited)	As a Percent of Total Investments*
Energy	13.03%
Cable Operators	10.09%
Financial	9.21%
Healthcare	8.35%
Utilities	6.62%
Services	5.51%
Metals & Mining	4.69%
Broadcasting	4.56%
Gaming	4.08%
Wireless Communications	3.88%
Satellites	3.76%
Information Technology	3.34%
Chemicals	2.71%
Food/Tobacco	2.35%
Other Telecommunications	2.15%
Container	1.92%
Automotive	1.83%
Entertainment & Leisure	1.65%
United States Treasury Obligations	1.51%
Manufacturing	1.39%
Consumer Products	1.35%
Aerospace & Defense	1.19%
Supermarkets	1.05%
Building Products	0.78%
Restaurants	0.45%
Building & Real Estate	0.28%
Lodging	0.27%
Retail	0.25%
Publishing	0.21%
Airlines	0.04%
Short-Term Investments	1.50%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.39 times.

Moody's Investors Service Ratings (1) June 30, 2019 (Unaudited)	As a Percent of Total Investments
Short-Term Investments P-1	1.50%
Aaa	1.51%
Baa2	0.18%
Baa3	1.88%
Total Baa	2.06%
Ba1	4.81%
Ba2	7.66%
Ba3	14.26%
Total Ba	26.73%
B1	11.08%
B2	16.38%
B3	21.58%
Total B	49.04%
Caa1	9.20%
Caa2	4.53%
Total Caa	13.73%
Ca	0.22%
Unrated	2.79%
Equity	2.42%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 119.00% (d)(f)
Aerospace & Defense — 1.25%
$10	Bombardier, Inc., Senior Notes, 6%, 10/15/22 (g)	Caa1	$10
885	Bombardier, Inc., Senior Notes, 8.75%, 12/01/21 (g)	Caa1	962
1,830	Transdigm Holdings UK, plc, Senior Notes, 6.25%, 03/15/26 (g)	Ba3	1,912
			2,884
Airlines — .06%
74	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	76
55	United Continental Holdings, Senior Notes, 5%, 02/01/24	Ba3	57
			133
Automotive — 1.71%
1,006	Ford Motor Credit Company, LLC, Senior Notes, 5.75%, 02/01/21	Baa3	1,047
1,890	Panther BF Aggregator 2 L.P., Senior Notes, 8.50%, 05/5/27 (g)	B3	1,947
1,080	Tesla Inc., Senior Notes, 5.30%, 08/15/25 (g)	Caa1	948
			3,942
Broadcasting — 5.67%
900	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	919
970	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	989
2,335	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 9.25%, 02/15/24 (g)	Caa1	2,533
128	iHeart Communications, Inc., Senior Notes, 6.375%, 05/01/26	B1	136
1,837	iHeart Communications, Inc., Senior Notes, 8.375%, 05/01/27	Caa1	1,924
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$800	Lionsgate Capital Holdings LLC, Senior Notes, 6.375%, 02/01/24 (g)	B2	$841
1,365	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,256
630	Nexstar Broadcasting, Inc., Senior Notes, 5.625%, 08/01/24 (g)	B3	652
550	Nexstar Escrow, Inc., Senior Notes, 5.625%, 07/15/27 (g)	B3	562
445	Outfront Media Capital, LLC, Senior Notes, 5%, 08/15/27 (g)	B1	456
560	Sirius XM Radio, Inc., Senior Notes, 4.625%, 07/15/24 (g)	Ba3	573
620	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	630
700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	693
930	Univision Communications, Senior Notes, 5.125%, 05/15/23 (g)	B2	907
			13,071
Building & Real Estate — .40%
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	Ba3	446
470	Weekley Homes LLC, Senior Notes, 6.625%, 08/15/25	B3	465
			911
Building Products — .87%
680	ABC Supply Company, Inc., Senior Notes, 5.875%, 05/15/26 (g)	B3	709
295	New Enterprise Stone and Lime Company, Inc., Senior Notes, 6.25%, 03/15/26 (g)	B2	299
470	PGT Innovations, Inc., Senior Notes, 6.75%, 08/01/26 (g)	B2	498
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B3	291

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$200	Summit Materials LLC, Senior Notes, 6.50%, 03/15/27 (g)	B3	$208
			2,005
Cable Operators — 14.03%
1,600	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B2	1,608
1,400	Altice France S.A., Senior Notes, 7.375%, 05/01/26 (g)	B2	1,435
605	Altice France S.A., Senior Notes, 8.125%, 02/01/27 (g)	B2	634
2,890	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	Caa1	2,713
60	Altice Luxembourg S.A., Senior Notes, 7.75%, 05/15/22 (g)	Caa1	61
1,120	Altice Luxembourg S.A., Senior Notes, 10.50%, 05/15/27 (g)	Caa1	1,148
475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	489
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,308
1,658	CCO Holdings, LLC, Senior Notes, 5.125%, 05/01/27 (g)	B1	1,716
660	CCO Holdings, LLC, Senior Notes, 5.375%, 06/01/29 (g)	B1	681
1,130	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	1,181
1,210	CSC Holdings, LLC, Senior Notes, 6.50%, 02/01/29 (g)	Ba3	1,317
1,300	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba3	1,391
605	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	B3	665
1,215	CSC Holdings, LLC, Senior Notes, 7.75%, 07/15/25 (g)	B3	1,309
1,135	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B3	1,298
590	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	B1	618
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$835	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B1	$818
770	Netflix, Inc., Senior Notes, 5.375%, 11/15/29 (g)	Ba3	818
1,555	Netflix, Inc., Senior Notes, 5.875%, 11/15/28	Ba3	1,714
2,625	Netflix, Inc., Senior Notes, 6.375%, 05/15/29 (g)	Ba3	2,976
665	Radiate Holdco, Senior Notes, 6.875%, 02/15/23 (g)	(e)	665
615	UPCB Finance IV Ltd, Senior Notes, 5.375%, 01/15/25 (g)	Ba3	632
310	Videotron Ltee, Senior Notes, 5%, 07/15/22	Ba1	325
355	Videotron Ltee, Senior Notes, 5.125%, 04/15/27 (g)	Ba1	371
485	Virgin Media Finance, Plc, Senior Notes, 6%, 10/15/24 (g)	B2	503
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	499
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	506
1,186	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	1,225
695	Ziggo Bond Finance B.V., Senior Notes, 6%, 01/15/27 (g)	B3	698
			32,322
Chemicals — 3.60%
1,065	Consolidated Energy Finance, Senior Notes, 6.50%, 05/15/26 (g)	B1	1,057
420	Consolidated Energy Finance, Senior Notes, 6.875%, 06/15/25 (g)	B1	429
1,440	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	1,501
540	Element Solutions, Inc., Senior Notes, 5.875%, 12/01/25 (g)	B2	562
1,520	Kissner Holdings L.P., Senior Notes, 8.375%, 12/01/22 (g)	B3	1,579

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$270	Koppers, Inc., Senior Notes, 6%, 02/15/25 (g)	B1	$253
200	Kraton Polymers LLC, Senior Notes, 5.25%, 05/15/26 (g) (EUR)	B3	235
1,225	Kraton Polymers LLC, Senior Notes, 7%, 04/15/25 (g)	B3	1,240
630	Neon Holdings, Inc., Senior Notes, 10.125%, 04/01/26 (g)	B3	621
780	OCI N.V., Senior Notes, 6.625%, 04/15/23 (g)	B1	813
			8,290
Consumer Products — 1.76%
605	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	628
223	Central Garden and Pet Company, Senior Notes, 5.125%, 02/01/28	B1	219
235	Energizer Holdings, Inc., Senior Notes, 7.75%, 01/15/27 (g)	B2	254
450	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	460
950	Prestige Brands, Inc., Senior Notes, 6.375%, 03/01/24 (g)	Caa1	993
670	Tempur Sealy International, Inc., Senior Notes, 5.50%, 06/15/26	B1	695
775	Tempur Sealy International, Inc., Senior Notes, 5.625%, 10/15/23	B1	800
			4,049
Container — 2.34%
1,580	Ardagh Packaging Finance plc, Senior Notes, 7.25%, 05/15/24 (g)	B3	1,667
155	Berry Global Escrow Corporation, Senior Notes, 5.625%, 07/15/27 (g)	B2	161
1,650	BWAY Holding Company, Inc., Senior Notes, 7.25%, 04/15/25 (g)	Caa2	1,592
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	$116
350	Kleopatra Holdings 1 S.C.A., Senior Notes, 8.50%, 06/30/23 (k) (EUR)	(e)	221
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa1	354
1,235	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa1	1,274
			5,385
Energy — 16.09%
633	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	641
555	Archrock Partners, Senior Notes, 6.875%, 04/01/27 (g)	B2	580
190	Ascent Resources Utica Holdings, LLC, Senior Notes, 10%, 04/01/22 (g)	B2	201
757	Berry Petroleum Company, LLC, Senior Notes, 7%, 02/15/26 (g)	B3	732
445	Brazos Val Longhorn, Senior Notes, 6.875%, 02/01/25	B2	425
515	Bruin E&P Partners, LLC, Senior Notes, 8.875%, 08/01/23 (g)	B3	435
470	Carrizo Oil & Gas, Inc., Senior Notes, 6.25%, 04/15/23	B2	453
905	Carrizo Oil & Gas, Inc., Senior Notes, 8.25%, 07/15/25	B2	882
475	Centennial Resource Production, LLC, Senior Notes, 6.875%, 04/01/27 (g)	B3	480
795	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.125%, 06/30/27	Ba2	864
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25	Ba2	585
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24	Ba2	920

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$275	Cheniere Energy Partners, L.P., Senior Notes, 5.625%, 10/01/26 (g)	Ba2	$289
1,265	Covey Park Energy, LLC, Senior Notes, 7.50%, 05/15/25 (g)	B3	911
1,190	CrownRock, L.P., Senior Notes, 5.625%, 10/15/25 (g)	B2	1,193
284	CSI Compressco LP, Senior Notes, 7.25%, 08/15/22	Caa2	255
580	CSI Compressco LP, Senior Notes, 7.50%, 04/01/25 (g)	B1	569
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba2	851
650	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	B1	630
470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	573
465	Endeavor Energy Resources, L.P., Senior Notes. 5.50%, 01/30/26 (g)	B2	482
598	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	B2	632
1,090	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B1	1,106
1,120	Gulfport Energy Corporation, Senior Notes, 6.375%, 05/15/25	B1	858
1,291	Jagged Peak Energy LLC, Senior Notes, 5.875%, 05/01/26	B3	1,259
625	Kosmos Energy Ltd., Senior Notes, 7.125%, 04/04/26 (g)	(e)	630
1,765	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B3	1,800
1,745	Matador Resources Company, Senior Notes, 5.875%, 09/15/26	B2	1,762
1,410	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	B2	1,473
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$690	NGL Energy Partners L.P., Senior Notes, 7.50%, 04/15/26 (g)	B2	$718
595	Noble Holdings International, Ltd., Senior Notes, 8.95%, 04/01/45	Caa1	386
435	Nustar Logistics, L.P., Senior Notes, 5.625%, 04/28/27	Ba2	438
500	Nustar Logistics, L.P., Senior Notes, 6%, 06/01/26	Ba2	516
860	Parsley Energy, LLC, Senior Notes, 5.625%, 10/15/27 (g)	B1	894
1,165	PDC Energy, Senior Notes, 5.75%, 05/15/26	B1	1,153
655	Petrobras Global Finance, Senior Notes, 7.25%, 03/17/44	Ba2	730
1,675	Petrobras Global Finance, Senior Notes, 7.375%, 01/17/27	Ba2	1,924
3,020	Seven Generations Energy Ltd., Senior Notes, 5.375%, 09/30/25 (g)	Ba3	2,907
240	Summit Midstream Holdings, LLC, Senior Notes, 5.50%, 08/15/22	B1	230
230	Summit Midstream Holdings, LLC, Senior Notes, 5.75%, 04/15/25	B1	202
320	Summit Midstream Partners, LP, Senior Notes, 9.50%, (h)	B3	291
795	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	Ba3	821
295	Targa Resources Partners, L.P., Senior Notes, 6.50%, 07/15/27 (g)	Ba3	322
435	Targa Resources Partners, L.P., Senior Notes, 6.875%, 01/15/29 (g)	Ba3	482
785	TransMontaigne Partners, L.P., Senior Notes 6.125%, 02/15/26	B3	752
473	Transocean, Inc., Senior Notes, 5.875%, 01/15/24 (g)	B1	480

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26	B3	$475
390	USA Compression Partners, L.P., Senior Notes, 6.875%, 09/01/27 (g)	B3	410
85	Vine Oil & Gas, L.P., Senior Notes, 8.75%, 04/15/23 (g)	Caa1	55
640	Vine Oil & Gas, L.P., Senior Notes, 9.75%, 04/15/23 (g)	Caa1	411
			37,068
Entertainment & Leisure — 2.30%
1,450	AMC Entertainment Holdings, Senior Subordinated Notes, 5.75%, 06/15/25	B3	1,343
243	AMC Entertainment Holdings, Senior Subordinated Notes, 5.875%, 11/15/26	B3	219
215	Cedar Fair, L. P., Senior Notes, 5.25%, 07/15/29 (g)	B1	219
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B1	674
1,680	Merlin Entertainment plc, Senior Notes, 5.75%, 06/15/26 (g)	Ba2	1,764
365	Pinnacle Bidco, Plc, Senior Notes, 6.375%, 02/15/25 (g) (GBP)	B3	489
545	Silversea Cruise Finance Ltd., Senior Notes, 7.25%, 02/01/25 (g)	Baa2	586
			5,294
Financial — 12.43%
695	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	628
620	Acrisure, LLC, Senior Notes, 8.125%, 02/15/24 (g)	B2	640
610	AmWins Group, Inc., Senior Notes, 7.75%, 07/01/26 (g)	Caa1	631
815	Avolon Holdings Funding Ltd., Senior Notes, 5.50%, 01/15/23 (g)	Baa3	869
1,485	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	1,630
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$700	Banco Santander S.A., Senior Notes, 6.75%, (h) (EUR)	Ba1	$867
345	Barclays PLC, 7.875%, (h) (GBP)	Ba3	464
340	Barclays PLC, 7.875%, (h) (GBP)	Ba3	457
330	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (GBP)	B1	433
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B1	393
325	CIT Group, Inc., Senior Notes, 5.25%, 03/07/25	Ba1	356
295	CIT Group, Inc., Subordinate Notes, 6.125%, 03/09/28	Ba1	336
390	Credit Agricole SA, 6.50%, (h) (EUR)	(e)	483
765	Credit Suisse Group AG, 7.125%, (h)	Ba2	806
885	Credit Suisse Group AG, 7.50%, (g)(h)	(e)	975
755	DAE Funding, LLC, Senior Notes, 5%, 08/01/24 (g)	Ba2	784
780	DAE Funding, LLC, Senior Notes, 5.25%, 11/15/21 (g)	Ba2	808
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Baa3	1,203
750	DNB Bank ASA, Senior Notes, 6.50%, (h)	Baa3	791
585	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/27 (g)	Caa2	589
620	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	629
860	Icahn Enterprises, L.P., Senior Notes, 6.25%, 05/15/26 (g)	Ba3	869
980	Itau Unibankco Holding S.A., Senior Notes, 6.125%, (g)(h)	B2	997
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	329

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,035	LPL Holdings, Inc., Senior Notes, 5.75%, 09/15/25 (g)	B2	$2,088
895	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	895
635	Nationstar Mortgage LLC, Senior Notes, 8.125%, 07/15/23 (g)	B2	646
1,115	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	1,143
215	Navient Corporation, Senior Notes, 6.75%, 06/25/25	Ba3	223
325	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	337
600	Navient Corporation, Senior Notes, 7.25%, 09/25/23	Ba3	642
900	NFP Corporation, Senior Notes, 6.875%, 07/15/25 (g)	Caa2	889
740	Royal Bank of Scotland Group, plc, Junior Subordinated Notes, 8.625% (h)	Ba2	795
755	Springleaf Finance Corporation, Senior Notes, 6.125%, 03/15/24	Ba3	812
390	Springleaf Finance Corporation, Senior Notes, 6.625%, 01/15/28	Ba3	409
810	Springleaf Finance Corporation, Senior Notes, 6.875%, 03/15/25	Ba3	885
300	Springleaf Finance Corporation, Senior Notes, 7.125%, 03/15/26	Ba3	327
450	Standard Chartered PLC, 7.50%, (g)(h)	Ba1	476
1,050	UBS Group AG, Senior Notes, 7.125%, (h)	Ba1	1,105
			28,639
Food/Tobacco — 3.27%
1,425	B&G Foods, Inc., Senior Notes, 5.25%, 04/01/25	B2	1,439
1,405	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,310
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba2	$839
245	Darling Ingredients, Inc., Senior Notes, 5.25%, 04/15/27 (g)	Ba3	256
520	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B1	456
1,330	Minerva Luxembourg S.A., Senior Notes, 6.50%, 09/20/26 (g)	(e)	1,381
485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B2	498
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B2	340
335	Post Holdings, Inc., Senior Notes, 8%, 07/15/25 (g)	B2	359
700	Sigma Holdco., B.V., Senior Notes, 7.875%, 05/15/26 (g)	B3	649
			7,527
Gaming — 5.47%
580	Boyd Gaming Corporation, Senior Notes, 6%, 08/15/26	B3	610
1,095	Caesar's Resorts, Senior Notes, 5.25%, 10/15/25 (g)	B3	1,095
275	Cirsa Finance International, S.A.R.L., Senior Notes, 6.25%, 12/20/23 (g) (EUR)	B2	339
1,280	Cirsa Finance International, S.A.R.L., Senior Notes, 7.875%, 12/20/23 (g)	B2	1,355
593	Eldorado Resorts, Inc., Senior Notes, 6%, 09/15/26	B2	646
640	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba2	700
240	Melco Resorts Finance Limited, Senior Notes, 5.25%, 04/26/26 (g)	Ba2	240
315	MGM China Holdings, Limited, Senior Notes, 5.375%, 05/15/24 (g)	Ba3	323

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$315	MGM China Holdings, Limited, Senior Notes, 5.875%, 05/15/26 (g)	Ba3	$324
435	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 5.75%, 02/01/27 (g)	B1	468
845	MGM Resorts International, Senior Notes, 5.50%, 04/15/27	Ba3	886
605	MGM Resorts International, Senior Notes, 6%, 03/15/23	Ba3	655
1,240	Scientific Games International Inc., Senior Notes, 8.25%, 03/15/26 (g)	Caa1	1,296
657	Scientific Games International Inc., Senior Notes, 10%, 12/01/22	Caa1	690
1,235	Stars Group Holdings B.V., Senior Notes, 7%, 07/15/26 (g)	Caa1	1,306
322	VICI Properties, Senior Notes, 8%, 10/15/23	B1	354
820	Wynn Las Vegas, LLC, Senior Notes, 5.25%, 05/15/27 (g)	B1	823
505	Wynn Macau Ltd., Senior Notes, 5.50%, 10/01/27 (g)	B1	491
			12,601
Healthcare — 9.93%
770	Avantor Inc., Senior Notes, 6%, 10/01/24 (g)	B2	818
4,505	Avantor Inc., Senior Notes, 9%, 10/01/25 (g)	B3	5,012
1,495	Bausch Health Companies, Inc., Senior Notes, 7%, 03/15/24 (g)	Ba2	1,585
760	Bausch Health Companies, Inc., Senior Notes, 7.25%, 05/30/29 (g)	B3	789
1,920	Bausch Health Companies, Inc., Senior Notes, 8.50%, 01/31/27 (g)	B3	2,107
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,060	Bausch Health Companies, Inc., Senior Notes, 9%, 12/15/25 (g)	B3	$1,182
1,600	Bausch Health Companies, Inc., Senior Notes, 9.25%, 04/01/26 (g)	B3	1,788
155	Catalent Pharma Solutions, Inc., Senior Notes, 5%, 07/15/27 (g)	B3	158
655	Change Healthcare Holdings LLC, Senior Notes, 5.75%, 03/01/25 (g)	Caa1	665
850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	Ba3	840
850	DaVita Healthcare Partners, Inc., Senior Notes, 5.125%, 07/15/24	Ba3	850
230	Eagle Holding Company II, LLC, Senior Notes, 7.625%, 05/15/22 (g)	Caa1	233
1,075	Eagle Holding Company II, LLC, Senior Notes, 7.75%, 05/15/22 (g)	Caa1	1,088
230	HCA, Incorporated, Senior Notes, 5.625%, 09/01/28	Ba2	249
575	HCA, Incorporated, Senior Notes, 5.875%, 02/15/26	Ba2	635
450	HCA, Incorporated, Senior Notes, 5.875%, 02/01/29	Ba2	493
275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	Ba3	284
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	472
25	NVA Holdings, Inc, Senior Notes, 6.875%, 04/01/26 (g)	Caa2	26
210	Regional Care Hospital Partners Holdings, Inc., Senior Notes, 8.25%, 05/01/23 (g)	B1	223
1,030	Regional Care Hospital Partners Holdings, Inc., Senior Notes, 9.75%, 12/01/26 (g)	Caa1	1,079

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$655	Tenet Healthcare Corporation, Senior Notes, 5.125%, 05/01/25	Ba3	$660
860	Tenet Healthcare Corporation, Senior Notes, 6.25%, 02/01/27 (g)	Ba3	890
805	Teva Pharma Finance Netherlands III BV, Senior Notes, 6%, 04/15/24	Ba2	761
			22,887
Information Technology — 3.59%
255	CommScope Finance, LLC, Senior Notes, 5.50%, 03/01/24 (g)	Ba1	262
470	CommScope Finance, LLC, Senior Notes, 8.25%, 03/01/27 (g)	B1	478
60	EIG Investors Corporation, Senior Notes, 10.875%, 02/01/24	Caa1	64
630	Qorvo, Inc., Senior Notes, 5.50%, 07/15/26	Ba1	663
610	Refinitiv US Holdings, Inc., Senior Notes, 6.25%, 05/15/26 (g)	B2	628
310	Refinitiv US Holdings, Inc., Senior Notes, 6.875%, 11/15/26 (g) (EUR)	Caa2	359
1,105	Refinitiv US Holdings, Inc., Senior Notes, 8.25%, 11/15/26 (g)	Caa2	1,138
2,195	Solera, LLC, Senior Notes, 10.50%, 03/01/24 (g)	Caa1	2,379
1,420	SS&C Technologies, Inc., Senior Notes, 5.50%, 09/30/27 (g)	B2	1,473
780	Uber Technologies, Inc., Senior Notes, 7.50%, 11/01/23 (g)	B3	827
			8,271
Lodging — .38%
825	Marriott Ownership Resorts, Inc., Senior Notes, 6.50%, 09/15/26	Ba3	879
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Manufacturing — 1.42%
$1,509	Apex Tool Group, LLC, Senior Notes, 9%, 02/15/23 (g)	Caa1	$1,345
260	Colfax Corporation, Senior Notes, 6%, 02/15/24 (g)	Ba2	275
170	Colfax Corporation, Senior Notes, 6.375%, 02/15/26 (g)	Ba2	182
180	Park-Ohio Industries, Inc., Senior Notes, 6.625%, 04/15/27	B3	180
1,055	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	1,120
150	Welbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa1	162
			3,264
Metals & Mining — 6.14%
200	Alcoa Nederland Holding B.V., Senior Notes, 6.75%, 09/30/24 (g)	Ba1	210
600	Alcoa Nederland Holding B.V., Senior Notes, 7%, 09/30/26 (g)	Ba1	644
600	Aleris International, Inc., Senior Notes, 10.75%, 07/15/23 (g)	Caa2	627
1,170	Big River Steel, LLC, Senior Notes, 7.25%, 09/01/25 (g)	B3	1,227
1,000	Constellium N.V., Senior Notes, 5.75%, 05/15/24 (g)	B2	1,026
1,795	Constellium N.V., Senior Notes, 6.625%, 03/01/25 (g)	B2	1,867
340	First Quantum Minerals, LLC, Senior Notes, 7.25%, 05/15/22 (g)	Caa1	337
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba1	631
505	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 03/15/23 (g)	Ba1	521
845	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Ba1	805

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$210	Hecla Mining Company, Senior Notes, 6.875%, 05/01/21	Caa2	$199
595	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	614
530	Mineral Resources Ltd., Senior Notes, 8.125%, 05/01/27 (g)	Ba3	552
785	New Gold Inc., Senior Notes, 6.375%, 05/15/25 (g)	Caa1	652
485	Novelis Corporation, Senior Notes, 6.25%, 08/15/24 (g)	B2	507
880	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	Caa1	933
320	Steel Dynamics, Inc., Senior Notes, 5%, 12/15/26	Ba1	334
165	Steel Dynamics, Inc., Senior Notes, 5.50%, 10/01/24	Ba1	171
2,175	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	B3	2,292
			14,149
Other Telecommunications — 2.48%
625	Century Link Inc., Senior Notes, 7.50%, 04/01/24	B2	691
335	Frontier Communications Corporation, Senior Notes, 8.50%, 04/01/26 (g)	B3	324
555	GCI Liberty, Inc., Senior Notes, 6.625%, 06/15/24 (g)	B3	581
505	GTT Communications, Inc., Senior Notes, 7.875%, 12/31/24 (g)	Caa1	412
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26	Ba3	233
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	Ba3	284
1,575	Zayo Group, LLC, Global Notes, 5.75%, 01/15/27 (g)	B3	1,599
1,555	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	1,584
			5,708
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Publishing — .29%
$800	Harland Clarke Holdings Corporation, Senior Notes, 8.375%, 08/15/22 (g)	B2	$676
Restaurants — .63%
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B2	647
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B2	800
			1,447
Retail — .12%
255	William Carter Company, Senior Notes, 5.625%, 03/15/27 (g)	Ba2	267
Satellites — 5.23%
480	Gogo Intermediate Financing, Senior Notes, 9.875%, 05/01/24 (g)	B3	494
1,750	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B3	1,840
800	Intelsat Connect Finance, Senior Notes, 9.50%, 02/15/23 (g)	Ca	706
1,595	Intelsat Jackson Holdings Ltd., Senior Notes, 8.50%, 10/15/24 (g)	Caa2	1,579
2,960	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (g)	B1	3,441
575	Intelsat Jackson Holdings Ltd., Senior Notes, 9.75%, 07/15/25 (g)	Caa2	588
1,260	Iridium Communications, Inc., Senior Notes, 10.25%, 04/15/23 (g)	Caa1	1,370
1,450	Telesat Canada, Senior Notes, 8.875%, 11/15/24 (g)	B3	1,570
450	Viasat, Inc., Senior Notes, 5.625%, 04/15/27 (g)	B1	468
			12,056
Services — 5.23%
935	ADT Security Corporation, Senior Notes, 4.875%, 07/15/32 (g)	Ba3	795

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$540	Allied Universal Holdco, LLC, Senior Secured Notes, 6.625%, 07/15/26 (g)	B3	$549
730	Ascend Learning, LLC, Senior Notes, 6.875%, 08/01/25 (g)	Caa2	743
867	Avis Budget Car Rental, LLC, Senior Notes, 6.375%, 04/01/24 (g)	B1	906
640	EG Global Finance plc, Senior Notes, 6.75%, 02/07/25 (g)	B2	635
790	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	823
60	GFL Enironmental, Inc., Senior Notes, 7%, 06/01/26 (g)	Caa2	61
855	GFL Enironmental, Inc., Senior Notes, 8.50%, 05/01/27 (g)	Caa2	919
250	Grubhub Holdings, Inc., Senior Notes, 5.50%, 07/01/27 (g)	Ba3	257
250	Harsco Corporation, Senior Notes, 5.75%, 07/31/27 (g)	Ba2	260
800	HD Supply, Senior Notes, 5.375%, 10/15/26 (g)	Ba3	844
1,440	H&E Equipment Services, Senior Notes, 5.625%, 09/01/25	B2	1,480
1,470	Laureate Education, Inc., Senior Notes, 8.25%, 05/01/25 (g)	B3	1,606
660	Prime Security Services Borrower, LLC, Senior Notes, 5.25%, 04/15/24 (g)	Ba3	672
709	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	744
185	Promontoria Holdings, Senior Notes, 6.75%, 08/15/23 (g) (EUR)	B2	202
520	United Rentals (North America), Inc., Senior Notes, 6.50%, 12/15/26	Ba3	563
			12,059
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Supermarkets — 1.45%
$1,007	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24	B3	$1,042
370	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	358
895	Albertsons Companies, LLC, Senior Notes, 7.50%, 03/15/26 (g)	B3	955
220	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	215
680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	776
			3,346
Utilities — 7.59%
535	AES Corporation, Senior Notes, 5.125%, 09/01/27	Ba1	564
1,200	AES Corporation, Senior Notes, 6%, 05/15/26	Ba1	1,275
380	Calpine Corporation, Senior Notes, 5.875%, 01/15/24 (g)	Ba2	390
1,378	Clearway Energy Operating LLC, Senior Notes, 5.75%, 10/15/25 (g)	Ba2	1,406
378	DPL Inc., Senior Notes, 7.25%, 10/15/21	Ba1	407
523	Edison International, Senior Notes, 2.40%, 09/15/22	Baa3	494
635	Eskom Holdings SOC Limited, Senior Notes, 6.75%, 08/06/23	B3	666
1,695	General Electric Company, Senior Notes, 5% (h)	Baa3	1,627
815	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 09/15/24 (g)	Ba1	819
570	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 07/15/24 (g)	Ba1	574
670	NextEra Energy Operating Partners, L.P., Senior Notes, 4.50%, 09/15/27 (g)	Ba1	662

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$620	NiSource, Incorporated, Senior Notes, 5.65%, (h)	Ba1	$605
340	NRG Energy, Inc., Senior Notes, 5.25%, 06/15/29 (g)	Ba3	363
540	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	Ba3	587
2,795	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	Ba3	3,078
190	Terraform Power Operating, Senior Notes, 4.25%, 01/31/23 (g)	B1	190
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,799
145	Vistra Energy Corporation, Senior Notes, 8%, 01/15/25 (g)	Ba3	153
530	Vistra Energy Corporation, Senior Notes, 8.125%, 01/30/26 (g)	Ba3	570
390	Vistra Operations Company, LLC, Senior Notes, 5%, 07/31/27 (g)	Ba3	404
800	Vistra Operations Company, LLC, Senior Notes, 5.50%, 09/01/26 (g)	Ba3	845
			17,478
Wireless Communications — 3.27%
770	MTN (Mauritius) Investments, Ltd., Senior Notes, 6.50%, 10/13/26	Ba1	833
590	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	B3	684
1,590	Sprint Communications, Inc., Senior Notes, 11.50%, 11/15/21	B3	1,840
1,245	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	B3	1,317
1,045	Sprint Corporation, Senior Notes, 7.25%, 09/15/21	B3	1,110
1,455	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba2	1,564
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$180	VB-S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	$186
			7,534
	Total Corporate Debt Securities (Total cost of $270,240)		274,142
UNITED STATES TREASURY OBLIGATIONS — 2.10% (d)(f)
4,770	U.S. Treasury Notes, 2.125%, 03/31/24	Aaa	4,848
	Total United States Treasury Obligations (Total cost of $4,737)		4,848
CONVERTIBLE DEBT SECURITIES — .58% (d)(f)
Automotive — .54%
1,298	Tesla Energy Operations, Senior Notes, 1.625%, 11/01/19	(e)	1,251
Energy — .04%
115	Cheniere Energy, Inc., Senior Notes, 4.25%, 03/15/45	(e)	90
	Total Convertible Debt Securities (Total cost of $1,315)		1,341
BANK DEBT SECURITIES — 11.99% (d)(f)
Aerospace & Defense — .40%
325	Dynasty Acquisition Co., Inc., 6.330%, 04/06/26/26	B2	326
605	Dynasty Acquisition Co., Inc., 6.330%, 04/06/26/26	B2	607
			933
Automotive — .28%
355	Panther BF Aggregator 2 LP, 5.902%, 04/30/26	Ba3	352
322	Truck Hero, Inc., 6.152%, 04/21/24	B2	301
			653
Broadcasting — .43%
570	iHeart Communications, Inc., 8.443%, 01/30/20 (a)(b)	(e)	418
560	iHeart Communications, Inc., 6.579%, 05/01/26	B1	560
			978

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
Building Products — .21%
$516	SRS Distribution, Inc., 5.652%, 05/23/25	B3	$494
Chemicals — .18%
421	Consolidated Energy Finance, S.A., 4.901%, 05/07/25	Ba2	409
Consumer Products — .11%
267	ABG Intermediate Holdings 2, LLC, 5.902%, 09/26/24	B1	260
Container — .33%
792	BWAY Holding Company, Inc., 5.853%, 04/03/24	B2	764
Energy — .82%
361	Brazos Delaware II, LLC, 6.383%, 05/21/25	B3	339
977	Felix Energy LLC, 9.062%, 08/09/22, Acquisition Date 08/09/17, Cost $967 (i)(j)	(e)	967
584	Tallgrass Holdco, 7.080%, 03/11/26	B1	586
			1,892
Financial — .38%
597	Edelman Financial Center LLC, 5.644%, 07/21/25	B1	595
297	Hub International Limited, 5.586%, 04/25/25	B2	289
			884
Gaming — .21%
483	Scientific Games International, Inc., 5.231%, 08/14/24	Ba3	476
Healthcare — 1.04%
516	Medplast Holdings, Inc., 6.080%, 07/02/25	B1	514
627	Regional Care Hospital Partners, 6.904%, 11/17/25	B1	623
798	Wink Holdco, Inc., 5.402%, 12/02/24	B2	779
470	Wink Holdco, Inc., 9.16%, 11/03/25	Caa1	472
			2,388
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Informational Technologies — 1.06%
$515	CommScope, Inc., 5.652%, 04/06/26	Ba1	$513
793	Cypress Intermediate Holdings III, Inc., 5.16% 04/26/24	B2	781
537	Financial & Risk US Holdings, Inc., 6.152%, 10/01/25	B2	521
634	Infor (US) Inc., 5.080%, 02/01/22	Ba3	632
			2,447
Manufacturing — .14%
317	Filtration Group Corporation, 5.402%, 03/29/25	B2	316
Metals and Mining — .39%
787	Aleris International, Inc., 7.152%, 02/27/23	B3	787
104	Big River Steel, LLC, 7.330%, 08/23/23	B3	104
			891
Other Telecommunications — .51%
475	GTT Communications, Inc., 5.15%, 05/31/25	B2	425
788	Stonepeak Claremont Merger, 5.402%, 03/20/24	B2	753
			1,178
Retail — .23%
602	Jo-Ann Stores, Inc., 11.841%, 05/21/24	Caa1	527
Services — 2.43%
1,563	Kronos, Inc., 5.579%, 11/01/23	B2	1,559
1,650	Kronos, Inc., 10.829%, 11/01/24	Caa2	1,703
320	Renaissance Holding Corp., 9.481%, 05/29/26	Caa2	304
625	Travelport Finance (Luxembourg) S.a.r.l., 7.541%, 05/29/26	B2	587
1,177	Ultimate Software Group, Inc., 6.080%, 05/04/26	B2	1,178
263	USAGM Holdco, LLC, 6.152%, 07/28/22	B2	262
			5,593

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
Utilities — .71%
$632	Brookfield Wec Holdings, Inc., 5.902%, 08/01/25	B2	$630
758	PG&E Corp., 4.69%, 12/31/20	(e)	759
252	PG&E Corp., Delayed Draw, 1.125%, 12/31/20	(e)	253
			1,642
Wireless Communications — 2.13%
4,840	Asurion LLC, 8.902%, 08/04/25	B3	4,904
	Total Bank Debt Securities (Total cost of $27,959)		27,629

Shares
PREFERRED STOCK — 2.99% (d)(f)
Energy — 1.05%

2,250	Targa Resources Corp., Series A, Convertible, 9.50%, Acquisition Date 10/26/17, Cost $2,520 (j)	(e)	2,428
Healthcare — .64%
22,270	Avantor, Inc., Series A, Convertible, 6.25%,	(e)	1,473
Manufacturing — .38%
790	Danaher Corporation, Convertible, 4.75%	(e)	873
Utilities — .92%
18,950	American Electric Power, Convertible, 6.125%,	(e)	1,014
8,400	NextEra Energy, Inc., Equity Unit, 6.123%	(e)	545
4,914	Sempra Energy, Convertible, 6%	(e)	548
			2,107
	Total Preferred Stock (Total cost of $6,301)		6,881
COMMON STOCK — .29% (d)(f)
53,919	Clear Channel Outdoor Holdings, Inc. (c)		254
13,500	Frontera Energy Corporation		140
Shares		Moody's Rating (Unaudited)	Value (Note 1)
14,736	Frontera Energy Corporation (CAD)		$152
7,693	iHeart Communications, Inc., (c)		116
			662
	Total Common Stock (Total cost of $1,632)		662
WARRANTS — .09% (d)(f)
14,928	iHeart Communications, Inc., warrants, (c)		205
	Total Warrants (Total cost of $264)		205

Principal Amount/Units
SHORT-TERM INVESTMENTS — 2.08% (d)(f)

$4,800	Starbird Funding Corporation, Commercial Paper Due 07/01/19, Discount of 2.38% (g)	4,800
	Total Short-Term Investments (Total cost of $4,800)	4,800
	TOTAL INVESTMENTS — 139.12 (Total cost of $317,248)	320,508
	CASH AND OTHER ASSETS LESS LIABILITIES — (39.12)% (d)	(90,132)
	NET ASSETS — 100.00%	$230,376

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $230,376.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $189,246 as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2019 (Unaudited) — Continued (Dollar Amounts in Thousands)

(h)  Perpetual security with no stated maturity date.

(i)  Level 3 in fair value hierarchy. See Note 1.

(j)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $3,395 or 1.47% of total net assets as of June 30, 2019.

(k)  Pay-In-Kind

(CAD) Canadian Dollar

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $317,248 see Schedule of Investments and Note 1)	$320,508
CASH	342
RECEIVABLES:
Investment securities sold	208
Interest and dividends	4,979
PREPAID EXPENSES	44
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	99
Total assets	$326,180
Liabilities:
CREDIT AGREEMENT (Note 4)	$91,000
PAYABLES:
Investment securities purchased	4,321
Dividend on common stock	61
Interest on loan (Note 4)	25
ACCRUED EXPENSES (Note 3)	340
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	57
Total liabilities	$95,804
Net Assets	$230,376
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,612
DISTRIBUTABLE EARNINGS	(9,470)
Net Assets Applicable To Common Stock (Equivalent to $9.86 per share, based on 23,368,918 shares outstanding)	$230,376

Statement of Operations
For the Six Months Ended
June 30, 2019 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$9,965
Dividend income	178
Other income	5
Total investment income	$10,148
Expenses:
Cost of leverage:
Interest expense (Note 4)	$1,521
Loan fees (Note 4)	7
Total cost of leverage	$1,528
Professional services:
Investment Advisor (Note 3)	$543
Custodian and transfer agent	137
Legal	115
Audit	29
Total professional services	$824
Administrative:
General administrative (Note 6)	$246
Directors	135
Insurance	66
Shareholder communications	18
Miscellaneous	18
NYSE	13
Total administrative	$496
Total expenses	$2,848
Net investment income	$7,300
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments and currencies, net	$(2,278)
Change in net unrealized appreciation on investments and other financial instruments	$23,887
Net gain on investments	$21,609
Net increase in net assets resulting from operations	$28,909

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
From Operations:
Net investment income	$7,300	$15,427
Realized gain (loss) on investments and currencies, net	(2,278)	(2,155)
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	23,887	(27,358)
Net increase (decrease) in net assets resulting from operations	$28,909	$(14,086)
Distributions to Common Stockholders:
Distributable earnings ($.28 and $.70 per share in 2019 and 2018, respectively)	$(6,426)	$(16,265)
Total net increase (decrease) in net assets	$22,483	$(30,351)
Net Assets Applicable to Common Stock:
Beginning of period	$207,893	$238,244
End of period	$230,376	$207,893

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2019	For the Years Ended December 31,
	(Unaudited)	2018	2017	2016	2015	2014
NET ASSET VALUE:
Beginning of period	$8.90	$10.19	$9.89	$8.84	$10.09	$10.58
NET INVESTMENT INCOME	.31	.66	.71	.75	.76	.80
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.93	(1.25)	.30	1.06	(1.20)	(.45)
TOTAL FROM INVESTMENT OPERATIONS	1.24	(.59)	1.01	1.81	(.44)	.35
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.28)	(.70)	(.71)	(.76)	(.81)	(.84)
TOTAL DISTRIBUTIONS	(.28)	(.70)	(.71)	(.76)	(.81)	(.84)
NET ASSET VALUE:
End of period	$9.86	$8.90	$10.19	$9.89	$8.84	$10.09
PER SHARE MARKET VALUE:
End of period	$8.87	$7.56	$9.40	$9.26	$7.66	$8,94
TOTAL INVESTMENT RETURN†	21.10%	(12.70)%	9.19%	31.68%	(5.68)%	1.02%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2019		For the Years Ended December 31,
	(Unaudited)		2018	2017	2016	2015	2014
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$230,376		$207,893	$238,244	$231,092	$206,523	$235,742
EXPENSE RATIOS:
Ratio of interest expense to average net assets	1.36	%*	1.16%	.76%	.55%	.42%	.40%
Ratio of leverage expenses to average net assets	.01	%*	.01%	.01%	.01%	.01%	—
Ratio of operating expenses to average net assets	1.19	%*	1.18%	1.14%	1.26%	1.20%	1.14%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	2.56	%*	2.35%	1.91%	1.82%	1.63%	1.54%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.57	%*	6.77%	6.92%	7.90%	7.65%	7.41%
PORTFOLIO TURNOVER RATE	42.70%		71.56%	70.11%	77.10%	71.73%	48.26%

  (a)  Dollars in thousands.

  *  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	For the Six Months Ended June 30, 2019	As of December 31,
	(Unaudited)	2018	2017	2016	2015	2014
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$91,000,000	$91,000,000	$91,000,000	$91,000,000	$80,000,000	$90,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,532	$3,285	$3,618	$3,539	$3,582	$3,619
Credit Agreement Asset Coverage (2)	353%	328%	362%	354%	358%	362%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2019 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(132,683)
Sales of portfolio securities	132,996
Net purchases, sales and maturities of short-term securities	187
Interest and dividends received	10,671
Operating expenses paid	(2,785)
Net cash provided by operating activities	$8,386
Cash Flows From Financing Activities:
Common stock dividends	$(8,368)
Net cash used by financing activities	$(8,368)
Net Increase in Cash	$18
Cash at Beginning of Period	324
Cash at End of Period	$342
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(132,683)
Sales of portfolio securities	132,996
Net purchases, sales and maturities of short-term securities	187
Net increase in net assets resulting from operations	28,909
Amortization of interest	308
Net realized loss on investments and currencies	2,278
Change in net unrealized appreciation on investments and other financial instruments	(23,887)
Decrease in interest and dividend receivable	219
Decrease in prepaid expenses	51
Increase in accrued expenses and other payables	8
Net cash provided by operating activities	$8,386

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2019 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2019 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2019 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$302,145	$967	$303,112
United States Treasury Obligations	—	4,848	—	4,848
Preferred Stock
Energy	—	2,428	—	2,428
Healthcare	1,473	—	—	1,473
Manufacturing	873	—	—	873
Utilities	2,107	—	—	2,107
Common Stock
Broadcasting	370	—	—	370
Energy	292	—	—	292
Warrants
Broadcasting	—	205	—	205
Short-Term Investments	—	4,800	—	4,800
Total Investments	$5,115	$314,426	$967	$320,508

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2019 (Unaudited)

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$42	$—	$42

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The Fund owned one Level 3 security at June 30, 2019. It is identified on the Schedule of Investments with a footnote (i) and has a value of $967,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the occurrence of company specific or industry events, liquidity, and other market factors.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2018	$898
Net purchases/(sales)	3
Change in unrealized appreciation (depreciation)	5
Realized gain	61
Balance, June 30, 2019	$967

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the six months ended June 30, 2019, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At June 30, 2019, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $318,172,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $8,168,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $5,832,000. Net unrealized gain on investments for tax purposes at June 30, 2019 was approximately $2,336,000.

At December 31, 2018, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$5,466,000	Short-term	None
5,024,000	Long-term	None
$10,490,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2018, the Fund had total non-expiring capital loss carryforwards of $10,490,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2018 and 2017 of approximately $16,430,000 and $16,357,000, respectively, was from ordinary income.

As of December 31, 2018, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain Investments	$(21,468,000)
Capital Loss Carryforwards	(10,490,000)
Undistributed Net Investment Income	5,000
$(31,953,000)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2019 (Unaudited)

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2018, there were no financial reporting reclassifications recorded to the net asset accounts.

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Fund's 2018 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $543,000 in management fees during the six months ended June 30, 2019. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2019, the fee payable to T. Rowe Price was approximately $91,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On June 30, 2019 the total amount outstanding on the loan was $91,000,000. The term of the facility has been extended to October 2019. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 3.25% and will be in effect until July 31, 2019 at which time the rate will be reset. For the six months ended June 30, 2019 the weighted average rate on the loan was approximately 3.37% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2019 the Fund paid approximately $7,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2019 (Unaudited)

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2019 were approximately:

Cost of purchases	$132,364,000
Proceeds of sales or maturities	$131,897,000

(6) Related Party Transactions

The Fund paid approximately $93,000 during the six months ended June 30, 2019 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2019 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
State Street Bank	7/26/19	CAD	(405)	$303	$310	$(7)
HSBC Bank	7/26/19	GBP	53	67	69	(2)
Citibank	7/26/19	GBP	(2,435)	3,183	3,096	87
Royal Bank of Canada	8/23/19	EUR	264	302	300	2
JP Morgan	8/23/19	EUR	890	1,016	1,006	10
HSBC Bank	8/23/19	EUR	117	134	134	—
Citibank	8/23/19	EUR	108	123	123	—
UBS	8/23/19	EUR	298	340	340	—
Citibank	8/23/19	EUR	(1,020)	1,152	1,165	(13)
State Street Bank	8/23/19	EUR	(1,020)	1,153	1,165	(12)
State Street Bank	8/23/19	EUR	(1,020)	1,152	1,165	(13)
State Street Bank	8/23/19	EUR	(1,021)	1,156	1,166	(10)
Net unrealized gain on open forward currency exchange contracts						$42

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2019 was as follows:

	Asset Derivatives June 30, 2019
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$99
	Unrealized loss on currency and forward currency exchange contracts	(57)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2019 was as follows:

Amount of Realized Gain on Derivatives
Realized gain (loss) on investments and currencies, net
Forward currency contracts	$198

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2019 (Unaudited)

Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation (depreciation) on investments and other financial instruments
Forward currency contracts	$(82)

(8) Recent Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund's financial statements and disclosures.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2019.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2019

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

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Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	August 30, 2019

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